EXHIBIT  10.2

                                 PROMISSORY NOTE

$1,500,000                                                    NOVEMBER  1,  2005

     NETWORK INSTALLATION CORP, INC., (HEREINAFTER REFERRED TO AS "MAKER"), A NEVADA CORPORATION ("MAKER"), FOR VALUE RECEIVED HEREBY PROMISES TO PAY TO THE ORDER OF ROBERT RIVERA (51%) AND SHERRY RIVERA (49%), INDIVIDUALS, (HEREINAFTER COLLECTIVELY REFERRED TO AS "RIVERA"), (TOGETHER WITH HIS SUCCESSORS AND ASSIGNEES, REFERRED TO HEREIN AS "HOLDER"), THE SUM OF ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) (THE "PRINCIPAL AMOUNT"), AND INTEREST THEREON IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS PROMISSORY NOTE (THIS "NOTE"). THIS NOTE IS EVIDENCES INDEBTEDNESS OF THE MAKER IN ADDITION TO THE EXCHANGE FOR 100% OWNERSHIP IN SPECTRUM, PURSUANT TO THE TERMS AND CONDITIONS OF THE ACQUISTION AGREEMENT AND PLAN OF REORGANIZATION ("PLAN") DATED NOVEMEBER 1,
2005,  BETWEEN  MAKER  AND  HOLDER  (THE  "PLAN  OF  REORGANIZATION").
THE FOLLOWING IS A STATEMENT OF THE RIGHTS OF HOLDER AND THE CONDITIONS TO WHICH THIS NOTE IS SUBJECT, AND TO WHICH HOLDER, BY THE ACCEPTANCE OF THIS NOTE,
AGREES:

1.     Interest
       --------
  THIS NOTE SHALL BEAR INTEREST AT THE RATE OF SIX PERCENT (6.0%) PER ANNUM (COMPUTED ON THE BASIS OF A 360-DAY YEAR OF TWELVE 30-DAY MONTHS) (THE "INTEREST RATE") ON THE PRINCIPAL AMOUNT.

2.     Payments,  Prepayment  and  Recourse.
       -------------------------------------
2.1     Required  Payments
        ------------------
.. NO PAYMENTS SHALL BE MADE ON THE NOTE FOR THE FIRST TWELVE (12) MONTHS. $90,000 IN NEGATIVE AMORTIZED INTEREST SHALL BE ADDED TO THE NOTE'S PRINCIPAL BALANCE OVER THE FIRST TWELVE MONTHS, WHEN NO PAYMENTS ARE MADE. THE PRINCIPAL AMOUNT AND INTEREST FOR PAYMENTS IN MONTHS THIRTEEN (13) THROUGH TWENTY-FOUR
(24) SHALL BE PAYABLE USING A TWENTY-FOUR MONTH (24) AMORTIZATION OF THE $1.590,000 PRINCIPAL BALANCE AT THE BEGINNING OF MONTH THIRTEEN (13). THE FIRST PAYMENT $70,469.77 WILL COMMENCE NOVEMBER 1, 2006 AND THEREAFTER ON A MONTHLY BASIS UNTIL NOVEMBER 1, 2007, AT WHICH TIME THE REMAINING PRINCIPAL BALANCE OF $818,783.47 WILL BE PAID IN FULL. ALL PAYMENTS UNDER THIS NOTE SHALL BE CREDITED FIRST TO ACCRUED INTEREST AND THE BALANCE TO PRINCIPAL, WITH INTEREST CEASING ON THE AMOUNT SO CREDITED TO PRINCIPAL. ANY UNPAID BALANCE OF THE PRINCIPAL AMOUNT AND ACCRUED INTEREST THEREON SHALL BE DUE AND PAYABLE IN FULL ON THE DUE DATE
(AS  DEFINED  BELOW).

2.2     Due  Date
        ---------
 FOR PURPOSES HEREOF, THE "DUE DATE" IS THE EARLIER OF (A) NOVEMBER 1, 2007; OR
(B) THE DATE DECLARED DUE AND PAYABLE BY THE HOLDER UPON THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED BELOW).

2.3     Prepayment
        ----------
.. THE PRINCIPAL AMOUNT AND ANY INTEREST ACCRUED THEREON MAY BE PREPAID BY MAKER IN FULL OR IN PART AT ANY TIME AND FROM TIME TO TIME WITHOUT PREMIUM OR PENALTY, PROVIDED THAT ALL PAYMENTS MADE HEREUNDER ARE FIRST TO BE APPLIED TO ANY ACCRUED AND UNPAID INTEREST OUTSTANDING ON THE DATE OF SUCH PAYMENT.

2.4     Recourse.  Notwithstanding  the  foregoing, this Note is a full recourse
        --------
obligation, and Maker shall be liable for all principal and interest due hereunder.

     3.  Collateral.  The  Maker  understands  the  Holder  will  file and shall
         -----------
assist the Holder in any manner necessary and without delays in executing a UCC1 filing in favor of the Holder securing cash, accounts receivables, inventory, property and equipment, and intangible assets of Spectrum Communications Cabling Services, Inc. up to one million five hundred thousand dollars ($1,500,000). The terms and conditions of the security shall be outlined by the Security Agreement between Spectrum Communications Cabling Services, Inc., Robert Rivera and Sherry Perry Rivera that is dated November 1, 2005
4.     Events  of  Default
       -------------------
  IF ANY OF THE FOLLOWING EVENTS SHALL OCCUR (HEREIN INDIVIDUALLY REFERRED TO AS AN "EVENT OF DEFAULT"), HOLDER MAY DECLARE THE ENTIRE PRINCIPAL AMOUNT AND UNPAID ACCRUED INTEREST THEREON IMMEDIATELY DUE AND PAYABLE, BY NOTICE IN WRITING TO MAKER:
(a) Failure by Maker to make any payment hereunder when due and payable if such default is not cured by Maker within ten (10) days after Holder has given Maker written notice of such default; or
(b) Maker's breach of or default under any term, covenant, agreement, condition, provision, representation or warranty contained in the "Plan" or this
     Note;  or
(c)     Maker's  insolvency;  or
(d) The institution by Maker of proceedings to be adjudicated as bankrupt or insolvent, or the consent by Maker to the institution of bankruptcy or insolvency proceedings against Maker or the filing by Maker of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other similar federal or state law, or the consent by Maker to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Maker, or of any substantial part of Maker's property, or the making by Maker of an assignment for the benefit of creditors, or the taking of action by Maker in furtherance of any such action; or
(e) If, within sixty (60) days after the commencement of an action against Maker (and service of process in connection therewith on Maker) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of Maker or all orders or proceedings thereunder affecting the operations or the business of Maker stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of Maker of any trustee, receiver or liquidator of Maker or of all or any substantial part of the properties of Maker, such appointment shall not have been vacated.
5.     Representations  and Warranties.  Maker represents and warrants to Holder
       --------------------------------
as  follows:  the  representations  and  warranties  of  Maker  set forth in the
6. The representations and warranties of Maker set forth in the "Plan"are incorporated herein and made a part hereof such that they constitute representations and warranties made by Maker to Holder herein as though set forth herein in their entirety.
7.     Covenants  of  Maker
  MAKER SHALL ABIDE BY THE COVENANTS OF MAKER SET FORTH IN THE "PLAN", WHICH ARE INCORPORATED HEREIN AND MADE A PART HEREOF SUCH THAT THEY CONSTITUTE COVENANTS MADE BY MAKER TO HOLDER HEREIN AS THOUGH SET FORTH HEREIN IN THEIR ENTIRETY.
8.     Miscellaneous.
       -------------
(a)     Assignment.  Maker  may  not  transfer this Note or assign its rights or
        ----------
obligations hereunder without the express written consent of Holder.  Subject to the foregoing, the rights and obligations of the Maker and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
(b)     Waiver.  Diligence, presentment, protest, demand, dishonor,  nonpayment,
        ------
     and notice of every kind are waived by all makers, sureties, guarantors, and endorsers of this Note to the fullest extent permitted by applicable law. To the fullest extent permitted by law, the defense of the statute of limitations is waived by Maker.

(c)     Remedies.  No  delay or omission on the part of Holder in exercising any
        --------
right or remedy under this Note or under any other agreement securing this Note, or applicable law will operate as a waiver of such right or remedy or of any other right or remedy. No single or partial exercise of any power under this Note or under any other agreement securing this Note or applicable law will preclude other or further exercise thereof or the exercise of any other power. Holder will at all times have the right to proceed against any portion of the security held herefor in such order and in such manner as Holder may determine in Holder's sole discretion, without waiving any rights with respect to any other security. The release of any party liable under this Note will not operate  to  release  any  other  party  liable  under  this  Note.
(d)     Amendment.  No provision of this Note may be amended, waived or modified
        ---------
except by written agreement of Maker and Holder, except that Maker and any sureties or guarantors of this Note consent to all extensions without notice for any period or periods of time and to the acceptance of partial payments before or after maturity, and to the acceptance, release, and substitution of security, all without prejudice to Holder. Holder will have the right to deal in any way, at any time, with Maker, or with any surety or guarantor hereof, without notice to any other party, and to grant any such party any extensions of time for payment of any of the indebtedness hereunder, or to grant any other indulgences or forbearance whatsoever, without notice to any other party and without in any way affecting the liability of any such party.
(e)     Usury.  All agreements between Maker and Holder are expressly limited so
        -----
that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, will the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision of this Note or any other agreement or guaranty securing this Note, at the time performance of such provision is due, involves transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then the obligation to be fulfilled will be reduced to the limit of such validity. Furthermore, if, from any circumstances whatsoever, Holder ever receives as interest an amount which would exceed the highest lawful rate, the amount which would be excessive interest will be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision controls every other provision of all agreements between Maker and Holder.
(f)     Severability.  If  any  term  or provision of this Note is held invalid,
        ------------
illegal, or unenforceable, the validity of all other terms and provisions hereof will in no way be affected thereby.
(g)     Governing  Law.  This  Note  shall  be  governed  by  and  construed  in
        --------------
accordance with the laws of the State of California, excluding that body of law relating to conflicts of law. Any legal action or proceeding arising out of or in connection with this Note must be brought exclusively in the courts of the State of California or the federal courts of the United States of America sitting in Orange County, California. Maker hereby irrevocably submits to the jurisdiction of each such court, and agrees that any summons, pleading, judgment, memorandum of law, or other paper relevant to any such action or proceeding, including without limitation, service of process sufficient for personal jurisdiction in any action against Maker, will be sufficiently served if delivered to Maker by certified or registered mail (with return receipt) at his or her address of record listed with Holder. Nothing in the preceding sentence will affect the right of any party to proceed in any jurisdiction for the enforcement or execution of any judgment, decree or order made by a court specified in said sentence.
(h)     Attorney's  Fees  and  Costs.  In  the  event of any judicial proceeding
        ----------------------------
arising as a result of any dispute related to the subject matter hereof, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable attorneys' fees and costs of the prevailing party incurred in connection therewith.
(i)     Other  Obligations.  Performance  under this Note is not intended and is
        ------------------
not to be construed as an accord and satisfaction or other release or discharge of any obligations or indebtedness of Maker to Holder not otherwise evidenced specifically.
(j)     Heading;  References.  All headings used herein are used for convenience
        --------------------
only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

     IN WITNESS WHEREOF, MAKER HAS CAUSED THIS NOTE TO BE EXECUTED AND ISSUED ON NOVEMBER 1, 2005.


                  Network  Installation  Corp.

BY            /S/  JEFFREY  R.  HULTMAN
     Name:    Jeffery  R.  Hultman,  President  &
              CEO

RIVERA
ROBERT  RIVERA                         SHERRY  PERRY  RIVERA

/s/  Robert  Rivera                        /s/  Sherry  Perry  Rivera
_____________________________________      ______________________________
An  Individual                             An  Individual